EXHIBIT 10(n)
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                  EXCLUSIVE LICENSE AND DISTRIBUTION AGREEMENT

                                     between

                               CEL-SCI CORPORATION
            a corporation incorporated under the laws of the State of
                  Colorado, of 8229 Boone Boulevard, Suite 802,
                              Vienna, VA 22182, USA
                                  ("Supplier")

                                       and

                       TEVA PHARMACEUTICAL INDUSTRIES LTD
           a limited liability company incorporated under the laws of
                     Israel, of 5 Basel Street, Petah Tiqva
                                  49131, Israel
                                    ("Teva")


WHEREAS Supplier is developing the Product defined below for approval in the placecountry-regionU.S. and other countries in the world; and

WHEREAS Teva has the facilities, personnel and technical expertise and capability to assist in the clinical trials done with the Product, obtain regulatory approval for the Product, and market and distribute the Product in the Territory and desires to undertake such activities in accordance with the terms and conditions of this Agreement; and

WHEREAS Supplier has the know-how and facilities to manufacture or procure the manufacture the Product and is prepared to supply the Product and to grant to Teva the right and license to exclusively distribute the Product in the Territory subject to the terms and conditions set out below.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.   INTERPRETATION AND DEFINITIONS

1.1. The preamble to this Agreement forms an integral part hereof.

1.2. Clause headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the interpretation of this Agreement.

1.3. All appendices to this Agreement, whether attached at the time of signature hereof or signed by the parties at any time thereafter, shall be construed as an integral part of this Agreement.

1.4. In this Agreement, the following expressions shall bear the meanings assigned to them below and cognate expressions shall bear corresponding meanings.

     1.4.1.  "Affiliate"  - with  respect  to either  party,  means any  person,
          corporation,   company,   partnership  or  other  entity  controlling,
          controlled by or under common control with such party. For such

* Confidential treatment requested. Confidential portion has been omitted and filed separately with the Securities and Exchange Commission.

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          purpose the term  "control"  means the  holding  of 50% or more of the common voting stock or ordinary shares in, or the right to appoint 50% or more of the directors of, the said corporation, company, partnership or entity.

     1.4.2. "the Territory" - collectively placecountry-regionIsrael (including the adjacent territories under its administration and/or the administration of the Palestinian Authority) and placecountry-regionTurkey.

     1.4.3. "a Country" - individually, any one of the countries forming part of the Territory.

     1.4.4. "the Effective Date" - the date of signature of this Agreement.

     1.4.5.  "the  Regulatory   Approval"  -  the  approval  by  the  respective
          regulatory   authorities,   in  the   Territory,   of  the  marketing,
          distribution and sale of the Product, in the Territory.

     1.4.6. "the Approval Dates" - with regard to a particular Country, the date on which the regulatory authorities and all other relevant authorities in such Country, grant the Regulatory Approvals and all other relevant authorizations necessary for the importation, promotion, marketing, distribution and sale of the Product in such Country.

     1.4.7. "the Launch Date" - with regard to a particular Country, the date on which a Product is first commercially sold in such Country.

     1.4.8. "the Product" - the finished form pharmaceutical compositions manufactured in accordance with the Specifications (as defined below) and described in Appendix A, including any dosage forms and strengths, drug delivery forms, modifications and/or improvements of such compositions. Supplier will update Appendix A from time to time during the term of this Agreement to reflect the addition of any dosage forms and strengths, drug delivery forms, modifications and/or improvements of the composition described on Exhibit A as of the date hereof.

     1.4.9. "the Substance" - the bulk active ingredient used in the manufacture of the Product.

     1.4.10. "the Field" - the treatment of head and neck cancer in humans.

     1.4.11. "Formulation" - the manufacture of the Product utilising, inter alia, the Substance, on the basis of the Formulation Technology.

     1.4.12. "the Formulation Technology" - all of the technological know-how and expertise required for the Formulation of the Product including without limitation analytical methodology and controls, the precise composition of the Formulation of the Product, the working procedure for the Formulation and all documentation with regard to the foregoing, as specified in the relevant dossier.

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     1.4.13. "the Specifications" - the specifications  identified in Appendix B with regard to the Product, as may be amended from time to time by Supplier (with written notice to Teva), prior to regulatory approval in a Country in Supplier's discretion, and following regulatory approval in a Country, with the agreement of Teva and Supplier which shall not be unreasonably withheld or delayed. For clarity, any changes to the Specifications under this Agreement shall not modify Teva's obligations under the Clinical Trial Agreement.

     1.4.14. "Quarter" means a complete period consisting of the months of January to March, April to June, July to September, and October to December, all inclusive.

     1.4.15. "Information" - any and all information acquired in the course of the negotiation and performance of this Agreement disclosed by either party herein, or which either party acquires relating to the business, finance or trade secrets of the other party.

     1.4.16. "GMP" - standards of current Good Manufacturing Practice as laid down and as accepted from time to time by the United States Food and Drug Administration and the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (ICH).

     1.4.17. "Material Events" events (not within the reasonable control of either party) which have a significant direct adverse or significant beneficial impact on the position and/or marketability and/or sales of the Product in the Territory during a given period or on the parties' economic interests under this Agreement, such as, for example - but without limitation:

          1.4.17.1. the entry into the market of significant new competing products or significant therapeutic concepts including significant generic competition, and/or the cessation of significant competing products in the market in any Country;

          1.4.17.2. the loss of or increase in a significant reimbursive allowance by a medical insurance fund;

          1.4.17.3. significant changes in the social security system in any Country which affect the upper limit on medical practitioners' budgets for patient's medication;

          1.4.17.4. a change in the specifications of any Substance and/or Product, resulting in an adverse impact on Supplier's cost of Formulation of the Product;

          1.4.17.5. a significant increase in Supplier's cost of Formulation of the Product.

     1.4.18. "the Material Event Procedure" - the procedure outlined, to be followed on the occurrence of a Material Event.

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     1.4.19. "Net  Sales" - the total  amount  actually  received by Teva or its
          Affiliates from the arms length sale of the Product, provided that as to sales other than at arms length, the term "Net Sales" shall mean the total amount that would have been due in an arms length sale, according to the then current conditions for such sale or - in the
          absence  of  such  current   conditions  -  according  to   reasonable
          conditions for such sale, in all cases after deduction of:

          1.4.19.1. sales taxes (including value added taxes) to the extent applicable to sales of the Product and not collected separately from the counter-party to such sales; and

          1.4.19.2. credits or allowances, if any, actually granted, and approved by Supplier, on account of price adjustments, recalls, rejections or return of the Product previously sold; and

          1.4.19.3. all shipment, storage, transportation and other direct administrative expenses required for the distribution of the Product.

            and provided further that as to sales by Teva to its Affiliates, or between Affiliates of Teva, the terms "Net Sales" shall mean the higher of (i) "Net Sales" as defined above, with respect to sales other than at arms length; and (ii) the total amount actually received by Teva or the Affiliate, on resale to an independent third party purchaser after the deductions specified in Clauses 1.4.19.1,
            1.4.19.2 and 1.4.19.3 above, to the extent applicable.

     1.4.20. "Manufacturing Cost" means the actual costs of manufacturing and supplying Product to Teva under this Agreement, which shall be the sum of the following costs, all of which shall be calculated on a per-unit basis and in accordance with placecountry-regionU.S. generally accepted accounting principles consistently applied:

          1.4.20.1. The amounts paid by Supplier to a third party for (i) providing raw materials and packaging materials for producing the Product, (ii) storing, transporting, and insuring the Product (but excluding any transportation or insurance costs for which Teva is responsible), (iii) release testing of the Product, and
               (iv) taxes (other than income taxes) and customs duty charges imposed by governmental authorities with respect to the manufacture or supply of the Product, in each case to the extent paid by Supplier and not reimbursed or refunded or credited to Supplier, and net of any discounts or other benefits received by Supplier from third party manufacturers that provide goods or services to Supplier with respect to Product; and

          1.4.20.2. The direct costs and charges incurred by Supplier in connection with the manufacture, filling, finishing, testing, labeling, packaging, storage, release, shipping and transportation of the Product (but excluding any shipping, transportation or insurance costs for which Teva is responsible).

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            Notwithstanding the foregoing, no cost, charge, or expense will be included in more than one of Clauses 1.4.20.1 and 1.4.20.2.

     1.4.21. "Supplier House Mark" means any trademark, trade name, domain name, or other name or mark used or registered by Supplier or its Affiliate to identify itself at any time during the term of this Agreement.

     1.4.22. "Product Trademark" means any trademark, trade dress (including packaging design), logo, slogan, domain name and design, whether or not registered in a country or territory, selected in writing and owned by Supplier and used to identify or promote the Product.

2.    APPOINTMENT OF DISTRIBUTOR, DURATION

2.1. Subject to the terms of this Agreement, Supplier hereby grants Teva the sole and exclusive right and license to market, distribute and sell the Product for the Field in the Territory and in accordance with the terms of this Agreement, and Teva accepts such right and licence. Teva may not sublicense or delegate such right except in accordance with the terms of Clause 24 below.

2.2. This Agreement shall commence on the date hereof and unless terminated earlier in accordance with Clause 11 below, shall continue in each Country comprising the Territory, on a Product-by-Product basis, for an initial fixed term of ten (10) years from the Launch Date of each Product in the Country respectively. Without derogating from Clause 11, such initial term shall be renewed automatically, for additional successive terms of two (2) years each, unless either party provides the other with written notice, by not later than six (6) months before the scheduled commencement of any such renewal term, not to renew this Agreement in the relevant Country, either as a whole or with regard to any particular form or composition of the Products.

2.3. Following the Launch Date of a Product, Teva shall be entitled at any time in its reasonable discretion to cease selling such Product in the Territory or in any one or more Countries comprising the Territory, for reasons of (i) medical safety, (ii) on legal or regulatory grounds or
      (iii) in the event that the Product, in any dosage form thereof, cannot be sold at a price which will facilitate Teva being able to show a profit (section 2.3(iii) shall be referred to as "Commercial Reasons"); provided that, Teva has notified Supplier in writing six (6) months in advance of its intention to cease sales of the Product in any specific Country for Commercial Reasons or has notified Supplier in writing as soon as practical for all other reasons. Promptly following such cessation, the parties shall meet and in good faith discuss the reasons for such cessation and the modifications, if any, to this Agreement to address the cause of such cessation. If such cessation due to Commercial Reasons continues for at least six (6) months in a Country, then Supplier shall have the right to terminate this Agreement solely with respect to the affected Country upon sixty (60) days' prior written notice to Teva.

3.    REGISTRATION

3.1. Teva shall file applications for, obtain, and maintain the Regulatory Approvals with regard to each Product by the regulatory authorities in the Territory; provided, that to the extent permitted by applicable laws in

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      the Territory, Supplier will provide any chemistry, manufacturing and control information and clinical results necessary to obtain such Regulatory Approvals directly to the relevant authorities. Such applications shall be filed by Teva as soon as possible after the US/EU Launch Date (as defined below), and by not later than six (6) months after compliance by Supplier with Clauses 3.2 and 3.3 below; provided, that if Teva can show that the preparation of registration dossiers of an acceptable standard, on the basis of the documentation and information to be received by it pursuant to this Agreement will require more than six
      (6) months of preparation, then such period will be extended for such time as reasonably necessary to prepare such dossiers. All Regulatory Approvals shall be held by Teva in its name or the name of its nominee, and Teva shall be the owner thereof, subject to the terms and conditions of this Agreement. Teva shall fund the cost of procurement of the Regulatory Approvals. Teva agrees to comply in all respects with all applicable laws, legislation and/or regulations in the Territory in force from time to time. "US/EU Launch Date" means, with respect to a Product, the earlier of: (i) the date on which Supplier has first sold such Product in the placecountry-regionU.S.A. following the receipt of marketing approval of the regulatory authorities in the U.S.A and, (ii) the date on which Supplier has first sold such Product in the European Union following the receipt of marketing approval of the regulatory authorities in the European Union (either through the centralized EMEA approval procedure or through the national approval procedures of any of the following countries: placecountry-regionFrance, placecountry-regionGermany, placecountry-regionItaly, placecountry-regionSpain, or the placecountry-regionUnited Kingdom).
3.2. Within thirty (30) days of the US/EU Launch Date for a Product, Supplier will provide Teva with such documentation as may be required by Teva for the purposes described in Clause 3.1 above, including without limitation the product registration dossier/s with regard to such Product.

3.3. Within thirty (30) days of the US/EU Launch Date for a Product, Supplier shall make available to Teva, and Teva shall have the right to utilise for the purposes described in Clause 3.1 above, within the Territory only, all clinical data in Supplier's possession or control with regard to such Product, and any regulatory submissions for the Product; provided, that Supplier shall not be obligated to provide such data or submissions to Teva if such action would violate any obligations of confidentiality and non-use that may be imposed on Supplier by its third party collaborators with respect to data or submissions generated by such third parties. Supplier shall use its reasonable efforts to cause such third party collaborators to agree to the open exchange of such data and submissions among Supplier and its various collaborators throughout the world for the purposes of obtaining Regulatory Approval of the Product. For clarity, clinical data and regulatory submissions generated by Supplier itself shall be made available to Teva pursuant to this Clause 3.3 in any event.

4.    TEVA'S UNDERTAKINGS

Teva undertakes and agrees with effect from the Effective Date and at all subsequent times during the term of this Agreement:

4.1. to use all reasonable endeavours to seek regulatory approval for, market and sell the Product in the Territory at its own cost and expense and subject to the terms and conditions of this Agreement, subject to the conditions set out in Clause 10, except where expressly agreed otherwise in writing;

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4.2.  to maintain adequate facilities at all times, including competent and experienced personnel and officers, and where required, storage and distribution facilities, to enable Teva to perform its obligations under this Agreement, including the management of all customer relationships, complaints, and returns;

4.3. to purchase (and cause its Affiliates to purchase) the Product only from Supplier for the Territory;

4.4. to inform Supplier from time to time of any matter in the Territory likely to affect, significantly, the Formulation and/or promotion, marketing and sale of the Product, including any alleged infringement of third party intellectual property rights;

4.5. to use reasonable endeavors to prevent any sale, supply and/or export of the Product to customers outside the Territory by Teva or its customers;

4.6. to inform Supplier of any complaints or information relating to the use or quality of the Substance or the Product or of any matter that may give rise to a product recall (as described in greater detail in the Pharmacovigilance Agreement referenced in Clause 13), but subject to the requirements of law or the regulatory authorities in the Territory, not to take any action with regard thereto without obtaining Supplier's prior written consent, such consent to be provided promptly and not unreasonably withheld by Supplier; and

4.7. not to make any promise or guarantee or representation whatsoever with reference to the Product beyond those contained in the material supplied by, or approved in writing by, Supplier without Supplier's prior written consent.

5.    SUPPLIER'S UNDERTAKINGS

Supplier undertakes and agrees with Teva with effect from the Effective Date and at all subsequent times during the term of this Agreement:

5.1. to maintain the timely supply of the Product (as may be decided by the parties during the terms of this Agreement) for sale by Teva according to the forecasts provided by Teva and agreed by Supplier;

5.2. to supply Teva with the Product in finished form, labeled and packed in accordance with the Specifications, GMP, the requirements of the regulatory authorities of the placecountry-regionU.S.A. and European Union, as applicable, and the terms and conditions of this Agreement. In addition, the Product's labeling for the Territory shall be prepared in accordance with Teva's written requirements for compliance with Teva's requirements (subject to Supplier's consent which shall not be unreasonably withheld or delayed) and the regulatory requirements in the Territory;

5.3. to use reasonable endeavors to manufacture Product in accordance with any special regulatory requirements for the Territory as may be identified by Teva in writing from time to time;

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5.4.  to use reasonable endeavors to prevent parallel import and to prevent any sale, supply and/or import of the Product to the Territory by third parties;

5.5. to provide Teva with any and all reasonable assistance required for the marketing and distribution of the Product (in each case, to the extent available to the Supplier), including without limitation, information, publications, marketing materials (as described in greater detail in Clause 17.2 below) and new developments regarding the Product, commercial activities and any other information which might be relevant for the marketing and distribution of the Product; and

5.6. to bear all costs associated with product recalls, other than recalls initiated as a result of actions directly attributable to Teva's gross negligence or willful misconduct; and

5.7. to inform Teva as soon as is practical of any changes in Supplier's organization or method of doing business which might affect the carrying out by Supplier of its duties hereunder.

6.    FORECASTS AND ORDERS; AUDITS

6.1. As soon as practicable after execution of this Agreement and in any event by not later than the date one hundred and twenty (120) days prior to the anticipated Approval Date for either Country in the Territory, Teva shall submit to Supplier a forecast of its requirements of the Product for the first four Quarters immediately following the then anticipated Launch Date. At least one hundred and twenty (120) days before the commencement of each subsequent Quarter, Teva shall submit to Supplier an updated forecast of its requirements of the Product for the next four Quarters. Such forecasts shall be Teva's best estimate but shall not be binding, save as set out in Clause 6.2. Supplier may review and accept or modify any such forecasts submitted by Teva within ten (10) days of such submission and will inform Teva if the forecasted amounts of Product are likely to exceed Supplier's available capacity and inventory for the forecasted period. After the initial forecast, for each subsequent forecast the second quarter in such forecast (i.e., the quarter which is now binding but was in the most recent prior forecast considered to be non-binding) may not vary (either up or down) by more than fifty percent (50%) from the amounts forecasted to be ordered for such period in the most recent prior forecast submitted by Teva, except with the consent of Supplier.
6.2. The forecast for the first Quarter referred to in Clause 6.1 and the first Quarter of each updated estimate submitted pursuant to Clause 6.1 above shall constitute a binding order by Teva. Teva may order amounts of Product in excess of the amounts forecast for such Quarter, and Supplier shall use commercially reasonable efforts to supply any such additional amounts ordered; provided, that Supplier shall be under no obligation to accept purchase orders for amounts exceeding one hundred twenty percent (120%) of the amount forecast for such Quarter. The quantities indicated for the remaining months of each rolling forecast will be treated as a forecast only and will not create any obligations for either Party.

6.3. All Product ordered under this Agreement shall be pursuant to written purchase orders, each of which shall specify the quantity of clinical and/or commercial Product ordered and the requested delivery date. Teva

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      shall submit each such purchase order to Supplier no later than one hundred and twenty (120) days prior to the delivery date indicated in such purchase order. Any purchase orders for Product submitted by Teva shall reference this Agreement and shall be governed exclusively by the terms contained herein, and shall be consistent with the terms of this Agreement, including this Article 6. Any term or condition in any order, confirmation or other document furnished by Teva or Supplier that is in any way inconsistent with the terms and conditions of this Agreement is hereby expressly rejected. Orders placed by Teva shall be subject to acceptance by Supplier. Supplier will provide Teva with written notice of acceptance of all orders, within ten (10) business days of the placement thereof (for those binding forecasts accepted as described in Clause 6.1 above), save in the case of any excess orders (as described in Clause 6.2 above) or Supplier being unable, for objective good cause which is not due to the Supplier's act and/or omission (and not due to a lack of capacity), to fulfill any order in whole or in part.

6.4. Risk and title to the Product shall pass to Teva when such Product is tendered to the carrier at the designated point for shipment by air transport from the placecountry-regionUnited States of America (FCA, Incoterms 2000). In addition, Supplier shall be in charge of arranging for the shipment and insurance (and paying for such amounts) of the Products to Teva's designated customs point in Israel. Teva shall reimburse Supplier for such amounts promptly upon submission of an invoice for such payments and shall be entitled to deduct such amounts paid from the Net Sales.

6.5. In the event that Supplier is unable to supply all orders on time, Supplier agrees to provide Teva with order status reports at least once a week in a format to be agreed. Such reports shall document the manufacturing capacity of Supplier at the date of each respective report, the stages which Supplier is taking to return to timely deliveries, and the anticipated date of delivery of all outstanding orders, as well as any other information which Teva may reasonably require at such time.

6.6. Upon written request to Supplier, Teva shall have the right no more than once per calendar year to have representatives visit the manufacturing facilities of Supplier during normal business hours to review manufacturing operations, to assess its compliance with GMP and quality control procedures, and to discuss any related issues with Supplier's manufacturing and management personnel. During the term of this Agreement, Supplier shall permit any regulatory authority from the placecountry-regionU.S.A., European Union or Territory which wishes to audit such facilities to do so, in order to ensure compliance by Supplier with the quality standards referred to above.

6.7. If Supplier's output of Product is reduced or if Supplier is otherwise unable to satisfy its outstanding orders of Product (e.g., due to unanticipated demand), Supplier shall satisfy any of Teva's outstanding binding purchase orders by allocating its available supply among Teva, Supplier's other customers, and Supplier's own requirements for sale in territories retained by Supplier in a fair and equitable manner as reasonably determined by Supplier, and in accordance with each such recipient's pro rata share of Product sales during the previous four (4) Quarters. The allocation mechanism described in this Clause 6.7 will not derogate from Teva's rights or remedies under this Agreement with respect to ordered quantities of Product that are not delivered by Supplier in accordance with the terms of this Agreement.

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7.    PRICE AND TERMS OF PAYMENT

7.1. Participation in clinical trials: Teva shall take upon itself, at its cost, the performance of certain activities related to the conduct of a clinical trial in placecountry-regionIsrael, as part of a global Phase 3 trial for the Product, as described in further detail in the clinical trial agreement attached to this Agreement as Appendix D (the "Clinical Trial Agreement"). For the avoidance of doubt, any obligation of a party under the Clinical Trial Agreement shall be treated as an obligation under this Agreement.

7.2. Price: The amounts to be paid by Teva to Supplier in connection with the supply of Product shall be as follows:

            (a) for supplies of Product to be used for the conduct of activities under the Clinical Trial Agreement, a service charge for providing the Product equal to **** ******* *** ***** ***** US Dollars per vial of Product (as described in the Specifications); and

            (b) for all other supplies of Product, the greater of: (i) * percent of the Net Sales of such Product, and (ii) * percent (*%) of Supplier's Manufacturing Cost for such quantity of Product.

7.3. With every delivery of the Product to Teva, Supplier shall send Teva an invoice. For commercial supplies of Product, the initial transfer price for each unit of Product shall be based upon the average Net Sales per unit as described in the latest Sales Certificate (defined below). All payments shall be made within thirty (30) days from the last day of the month in which the invoice was issued, in a manner of a bank transfer to a bank account number, provided by Supplier to Teva sufficient time in advance of such bank transfer.

7.4. Within thirty (30) days of the end of each Quarter, Teva shall prepare and deliver to Supplier a certificate ("the Sales Certificate") setting out details of the Net Sales of the Product by Teva during the relevant Quarter, including the gross sales price and any deductions described in the definition of Net Sales. Notwithstanding the foregoing, Teva shall prepare and deliver the first placeCitySales Certificate together with its first order of Products for non-clinical use. All Sales Certificates for periods prior to the Launch Date will include Teva's reasonable non binding estimate of the anticipated sales price and relevant deductions.

7.5. At the end of each calendar year, Teva will prepare a summary of the previous year's Net Sales and will calculate the payments already paid by Teva and a true-up payment will be made by the applicable party in order to reconcile the amounts paid with the purchase prices described in Clause 7.2.

7.6. To the extent that sales are effected by Teva, other than in United States Dollars, Teva shall convert the sum of such sales into US Dollars in accordance with the selling rate for such currency quoted in the Wall Street Journal last published on the business day on which Teva remits payment to Supplier.

7.7. Teva shall keep full and true books of account and other records in accordance with generally accepted accounting practice in Israel so that details of sales of the Product, and

      Teva's payment obligations in respect thereof, may be properly ascertained. Teva shall preserve such books and records for three (3) years after the calendar year to which they pertain. Such books and records shall be open to inspection by an independent certified public accountant selected by Supplier, and subject to confidentiality obligations as strict as in this Agreement, at Supplier's expense, during normal business hours upon ten (10) business days' prior written notice, for the purpose of verifying the accuracy of the reports and computations rendered by Teva. In the event Teva underpaid the amounts due to Supplier with respect to the audited period by more than five percent (5%), Teva shall pay the reasonable cost of such examination, together with the deficiency not previously paid, within thirty (30) days of the last day of the month of the date of receipt of notice from Supplier.

7.8. Other than V.A.T. and comparable taxes, all payments by Teva are inclusive of all taxes and/or duties, of whatsoever nature, which are now or may hereafter be imposed with regard to any such payments, including without limitation withholding taxes.

8.    WARRANTY AND INSPECTION

8.1. Supplier warrants that at the time of delivery, the Product shall meet the Specifications.

8.2. At the time of delivery of each consignment of the Product, Supplier shall deliver a Certificate of Analysis showing that the relevant Product conforms to the Specifications.

8.3. Teva may elect to inspect each consignment of the Product within forty five (45) days of receipt of the Certificate of Analysis from Supplier.

8.4. In the event that the Product is shown by Teva to be not in accordance with Specifications on receipt, or if there is a shortfall in the number of the Product contained in the delivered consignment, then Teva shall notify Supplier to this effect no later than sixty (60) days after receipt of the Product in question. If no such notice of rejection is received by Supplier within such sixty (60) day period, Teva shall be deemed to have accepted such shipment of Product, except with respect to any Latent Defect, as defined below. Once Teva accepts, or is deemed to have accepted, a shipment of Product, Teva shall have no recourse against Supplier under this Clause 8 if the Product is subsequently deemed unsuitable for use for any reason, except with respect to any Latent Defect. If Supplier disagrees with Teva's determination that certain Product does not meet the Specifications, such Product shall be submitted to a mutually acceptable third party laboratory. Such laboratory shall determine whether such Product meets the Specifications, and the Parties agree that such laboratory's determination shall be final and determinative. The Party against whom the third party laboratory rules shall bear all costs of the testing. If such laboratory determines or the Parties agree that such shipment meets the Specifications, then such shipment shall automatically be deemed to have been accepted by Teva, and Teva shall pay the purchase price for the quantities of Product initially rejected by Teva. As used in this Clause 8.4, "Latent Defect" means any Product defect, including without limitations, non-conformity with the Specifications that could not have been revealed by Teva's visual inspection of Product or upon inspection of the corresponding Certificate of Analysis.

8.5. In the event that Supplier agrees, or the third party laboratory determines, that a shipment of Product contains non-conforming goods or a shortfall, then Supplier shall replace, at its own cost and expense, the defective quantity, or make up the shortfall as the case may be or, at its option, allow Teva credit for the defective quantity or shortfall, whichever is appropriate.

8.6. Supplier hereby represents and warrants that, to its actual knowledge as of the Effective Date the manufacture, use or sale of the Product in the Territory as contemplated in this Agreement and Teva's activities in connection with this Agreement will not constitute an infringement of the intellectual property rights of any third party. In the event that either party is made aware of any infringement, as mentioned above, it will notify the other party of such fact immediately.

8.7. THE EXPRESS WARRANTIES IN THIS CLAUSE 8 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES WITH RESPECT TO THE PRODUCT.

9.    NO REPRESENTATIONS BY TEVA REGARDING THE PRODUCT

Teva shall make no statement, representation or warranty, oral or written, concerning the Product beyond, inconsistent with or contrary to the Product labelling, promotional materials or other information or representation made by Supplier to Teva or any other third party. From time to time, Teva shall provide Supplier with copies of such promotional materials to enable Supplier to verify Teva's compliance with the terms of this Clause 9.

10.   MATERIAL EVENTS

     10.1. In the event that either of the parties is of the opinion that a Material Event has occurred such party shall be entitled to provide the other party with written notice ("Material Event Notice") setting out: 10.1.1. that such Material Event has occurred;

     10.1.2. a reasonable description of the nature of such Material Event and the potential consequences thereof;

     10.1.3. proposals as to how to react and possible need for modifications to the contractual obligations of the parties as a result of such Material Event.

10.2. As soon as reasonably possible after receipt of a Material Event Notice, but within not more than thirty (30) days of receipt thereof, the recipient of the Material Event Notice shall provide the sender of such notice with its written reaction to the Material Event Notice in which the said recipient shall set out any counter-proposals it may have to the proposals of the sender of the Material Event Notice.

10.3. Within not more than sixty (60) days of delivery of the Material Event Notice, the parties shall meet in order to review, jointly, in good faith, the Material Event and the respective proposals of the parties, as well as in order to negotiate, in good faith, the possible modification, if any, of the parties' contractual obligations required by such Material Event.

10.4. Notwithstanding anything to the contrary in this Agreement, if the Material Event relates to a requirement by a regulatory authority for additional clinical trials or activities other than those included in Supplier's regulatory submissions for the Product in the U.S.A. and European Union, then Teva shall have the option to (i) have the parties meet in order to review, jointly, in good faith, the Material Event and the respective proposals of the parties, as well as in order to negotiate, in good faith, its possible solutions, or (ii) terminate this Agreement upon sixty (60) days' written notice with respect to the Countries affected by such Material Event. If the good faith negotiations described in clause (i) above do not result in a mutually agreeable solution to the Material Event within one hundred and twenty (120) days after the start of such negotiations, or such longer term as agreed upon by the parties in writing, then either party may terminate this Agreement upon thirty (30) days' written notice with respect to the countries affected by such Material Event. For clarity, until the parties reach mutual understanding, neither party will be obligated to perform the additional activities required by a regulatory authority for approval in the Territory.

11.   TERMINATION

11.1. Without prejudice to any other rights to which it may be entitled, either party may give notice in writing to the other terminating this Agreement if:

     11.1.1. the other party is in breach of any of the material terms hereof and (if such breach is remediable) fails to remedy such breach within sixty (60) days of that party being notified of such breach; or

     11.1.2. the other party admits or is declared insolvent or voluntary or involuntary proceedings is instituted by or against it in bankruptcy, or receivership, or for a winding-up or for the dissolution or re-organisation of its assets; provided, in each case, that such proceedings are not dismissed within ninety (90) days.

11.2. Supplier may terminate this Agreement with respect to a particular Country as described in Clause 2.3 following Teva's cessation of Product sales in such Country.

11.3. Teva may terminate this Agreement as described in Clause 24 in the event of certain assignments of this Agreement by Supplier.

12.   EFFECTS OF TERMINATION

12.1. Termination or expiration of this Agreement howsoever caused shall be without prejudice to any other rights or liabilities accrued at the date of termination or expiration (including without limitation Teva's obligation to pay to Supplier sums due in respect of firm orders of Product submitted prior to termination or expiration of this Agreement).

12.2. Upon termination or expiration of this Agreement, Teva shall promptly notify Supplier of the quantities of the Product held by it in its inventory. Teva shall be permitted to sell and distribute the Product in its inventory for a period of six (6) months following such termination or expiration, on the basis that the rights and obligations of the parties under this Agreement shall continue to apply to such sales of Product.

12.3. Upon termination or expiration of this Agreement, subject to Teva's rights under Clause 12.2 above, Teva shall transfer to Supplier or its designee, at Supplier's expense, all materials, documentation, regulatory filings, marketing approvals, and other items as are reasonably necessary for Supplier to continue the development and sale of each Product in the Territory. The assignment to Supplier of any intellectual property generated during the course of Teva's performance of clinical activities pursuant to the clinical trial agreement shall be made pursuant to such agreement.

12.4. The provisions of Clauses 12, 13, 14, 16, 19, and 28 shall survive the termination or expiration of this Agreement. The Clinical Trial Agreement shall survive the expiration or termination of this Agreement in accordance with the terms thereof. For clarity, any termination of the Clinical Trial Agreement under Section 8.3 of the Clinical Trial Agreement shall not terminate this Agreement.

13.   ADVERSE EFFECTS AND RECALLS

13.1. Each party shall execute the Pharmacovigilance Agreement attached hereto as Appendix C, which agreement shall take effect upon the recipient of first regulatory approval of the Product in a Country of the Territory.

14.   LIABILITY AND CROSS-INDEMNIFICATIONS

14.1. Supplier shall indemnify and hold Teva, its Affiliates, and the officers, directors and employees of each of them, harmless from any and all liability, including liability for death or personal injury and reasonable attorney's fees, to the extent resulting from a third party claim of negligence or willful misconduct of Supplier with regard to the Substance and/or Product and/or Product Trademarks, including without limitation, the manufacture, packaging, delivery and/or supply of the Product.

14.2. Teva shall indemnify and hold Supplier, its Affiliates, and the officers, directors and employees of each of them, harmless from any and all liability, including liability for death or personal injury and reasonable attorneys fees, to the extent resulting from a third party claim of negligence or willful misconduct of Teva with regard to the promotion and marketing of the Product and the sale and distribution of the Product.

14.3. In the event that the negligence of Teva, on the one hand, and Supplier, on the other hand, contributes to any loss, cost, damages, claim or expense relating to the Substance and/or Product supplied and/or distributed or sold hereunder, then Teva, on the one hand, and Supplier, on the other hand, shall be responsible for that portion of the loss, cost, damages, claim or expense to which its negligence contributed.

14.4. Each party seeking indemnification hereunder (the "Indemnified Party") will inform the other party (the "Indemnifying Party") in writing immediately or as soon as possible of any claim which may be brought against the indemnified party as set out above; provided, the failure to provide such notice within a reasonable period of time shall not relieve the Indemnifying Party of any of its obligations hereunder except to the extent the Indemnifying Party is prejudiced by such failure. The Indemnified Party shall cooperate with the Indemnifying Party and its legal representatives, at the Indemnifying Party's expense, in the investigation, negotiation, compromise, settlement and defense of any action, claim or other matter covered by this indemnification. The Indemnifying Party shall be in charge of and control any such investigation, negotiation, compromise, settlement and defense and shall have the right to select counsel with respect thereto, provided that the Indemnifying Party shall promptly notify the Indemnified Party of all developments in the matter. In no event shall the Indemnifying Party or Indemnified Party compromise or settle any such matter without the prior written consent of the other Party, which shall not be bound by any such compromise or settlement absent its prior consent, which shall not be unreasonably withheld or delayed. The Indemnified Party shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense.

14.5. Nothing herein contained shall require an Indemnifying Party to carry out any unlawful act or omission or which may lead to a judgment by default being entered or executed against the Indemnifying Party.

14.6. Following the earliest Approval Date, Supplier agrees to maintain at its expense sufficient product liability insurance in an amount not less than
      * US dollars. Each party agrees to maintain all other insurances reasonably necessary to provide sufficient cover for its legal and statutory liabilities and any liabilities arising from this Agreement and all insurable risks following use of the Substance and/or the Product and to provide the other party with proof of such insurance upon written request.

14.7. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER THIS AGREEMENT FOR INCIDENTAL, SPECIAL, CONSEQUENTIAL, INDIRECT, OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, ANY CLAIM FOR DAMAGES BASED UPON LOST PROFITS; PROVIDED, HOWEVER, THAT THIS LIMITATION WILL NOT LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY FOR THIRD PARTY CLAIMS UNDER THIS CLAUSE 14 OR DAMAGES AVAILABLE FOR WILLFUL OR INTENTIONAL BREACH BY EITHER PARTY OF THE CONFIDENTIALITY OBLIGATIONS IN CLAUSE 16.

15.   OTHER ACTIVITIES

15.1. Clinical Trial: As described in Clause 7.1 above, the parties agree and undertake to enter into a clinical trial agreement with regard to a global clinical trial of the Product, part of which will be conducted in placecountry-regionIsrael. The Clinical Trial Agreement shall be attached to this Agreement and, except as expressly described herein, shall be considered an irrevocable part of this Agreement.

15.2. New Developments: Supplier shall inform Teva in writing if Supplier initiates the clinical development of the Product for oncology indications outside the Field (the "Development"). Teva shall have sixty (60) days following receipt of such notice to inform Supplier of Teva's desire to enter into an agreement to participate in the clinical trial and distribution of the Product in such indications. If Teva provides such notice, then the parties will begin discussions in good faith on the terms and conditions of such participation and distribution, based on this Agreement (including, without limitation, a section requiring Teva to fund certain clinical trial activities, similar in spirit to the Clinical Trial Agreement). The parties will agree to a number of patients as reasonable, as required by the trial design and in accordance with the expected market size and sales of the new Development.

16.   CONFIDENTIALITY

16.1. Both parties agree and undertake that during the term of this Agreement and thereafter, they shall keep confidential any and all Information acquired in the course of the negotiation and performance and disclosed by the other party hereunder, or which they acquire relating to the business, finances or trade secrets of the other party and shall not disclose the same or any part thereof to any third party.

16.2. Teva shall only use the Information for the purpose of the registration, promotion, marketing and sale of the Product under this Agreement (including any related trademarks or trade names). Supplier shall only use Teva's Information for the purpose of performing its obligations under this Agreement.

16.3. Both parties shall ensure that the Information is made available only to the minimum number of its employees as reasonably necessary to perform its obligations under this Agreement, and those consultants who have undertaken in writing to preserve its confidentiality. The parties shall make the employees and consultants aware of its obligations of confidentiality under this Agreement and shall at all times procure compliance by such employees and consultants thereunder.

16.4. The restrictions on use and disclosure of the Information hereunder shall not apply to that part of the Information which either party is able to demonstrate to the other:

     16.4.1. is lawfully in the possession of the party receiving such Information prior to the time of disclosure;

     16.4.2. is, at the date of disclosure, public knowledge or becomes public knowledge other than by the action of the party receiving such information;

     16.4.3. becomes available to the party receiving such Information from a third party source and, to the best of the receiving party's knowledge, was other than by reason of a breach by a party of its obligations hereunder or a breach by any third party of an obligation of confidentiality;

     16.4.4. the disclosure of which is necessary or desirable to enable either party to implement the provisions of this Agreement effectively, provided that either party must specify details of the Information it wishes to disclose and subject to third party's obligation to sign a confidentiality agreement with terms at least as restrictive as in this Agreement and obtain the other parties written consent to any such disclosure, such consent shall not be unreasonably withheld;

     16.4.5. that the information disclosed or used was independently developed by the receiving party without reliance on the Information.

16.5. Notwithstanding the terms of Clauses 16.1 and 16.3, a party may disclose Information of the other party to the extent such disclosure is required under any law or regulation (including the regulation of any nationally recognized securities exchange in accordance with the terms of Section 16.7); provided, that the minimum amount of information required to be disclosed for the purposes of compliance with the said law or regulation, shall be disclosed; and provided, further, that the party subject to such requirement has, if legally permitted, informed the other party of such requirement and, to the extent reasonably possible, permitted such other party to seek confidential treatment or similar protection for such Information.

16.6. On or after the Effective Date of this Agreement, at a mutually agreed time, Supplier will issue a mutually agreed press release announcing the existence of this Agreement, in the form, substance and schedule to be mutually agreed upon by both parties in advance, and attached hereto as Appendix E.

16.7. Neither party shall (i) publish, in whole or in part, information regarding the existence or terms of this Agreement or (ii) use the other party's name in any publication, except as otherwise approved in writing by the other party. Notwithstanding the foregoing, each party may disclose the existence and terms of this Agreement as necessary for filings with the U.S. Securities Exchange Commission or a nationally recognized securities exchange; provided, that such party informs the other party prior to publication and receive the other parties approval (which shall not be unreasonably withheld or delayed) and such party uses its reasonable efforts to obtain confidential treatment for portions of this Agreement as available, consults with the other party in connection with such confidential treatment request, and permits the other party to participate, to the greatest extent practicable, in seeking a protective order or other confidential treatment. Teva shall use best efforts to approve any such submission by Supplier within one (1) business day. The publication of clinical data shall be subject to separate terms set forth in the Clinical Trial Agreement

16.8. The provisions of this Clause 16 shall survive the expiration or termination of this Agreement for any reason, for a period of ten (10) years after such expiration or termination for any other Information.

17.   TRADEMARKS

17.1. Supplier will select all Product Trademarks for use on or in connection with Products, will be the sole owner of the Supplier House Marks and Product Trademarks, will be responsible for the filing, prosecution, maintenance and defense of all registrations of such trademarks, and will be responsible for the payment of any costs relating to filing, prosecution, maintenance and defense of such trademarks. Supplier shall grant Teva a license to use such Product Trademarks and Supplier House Marks solely for the marketing and distribution of the Products in the Territory under this Agreement.

17.2. In the performance of this Agreement, Teva shall display such of Supplier's trademarks and copyrighted material as approved by Supplier for the Product. Any such use shall be in conformity with Supplier's written instructions for the appearance and use of same. Teva shall provide Supplier with exemplars and/or representative samples of any promotional materials containing any Product Trademark or Supplier House Mark, prior to using or disseminating such materials. Supplier shall have the right to make reasonable objections to any such materials within ten (10) days of its receipt of such copies on the grounds that Supplier believes in good faith that the use of such materials will damage the reputation for quality associated with the marks. Teva shall modify such promotional materials in accordance with any such objections of Supplier. If no such objections are received within the ten (10) days timeframe, the material will be deemed accepted by Supplier. Teva's use of any Supplier House Marks or Product Trademarks shall not give Teva any right to such trademarks. Teva acknowledges and agrees that all use of such trademarks and the goodwill generated thereby will inure solely to the benefit of Supplier. Teva agrees not to use or file any application to register any trademark or trade name in the Territory that is confusingly similar to any Product Trademarks or Supplier House Mark, as interpreted by applicable law in the Territory.

18.   FORCE MAJEURE

18.1. The obligations of each party under this Agreement shall be suspended during the period of this Agreement and to the extent that such party is prevented or hindered from complying herewith by any cause beyond its reasonable control including (insofar as they are beyond such control but without prejudice to the generality of the foregoing expression) strikes, lock-outs, labour disputes, act of god, war, riot, civil commotion, malicious damage, compliance with any law or governmental order, rule, regulation or direction, accident, breakdown of plant or machinery, fire, flood, storm, difficulty or increased expense in obtaining workmen, materials or transport or other circumstances affecting the supply of goods or of raw materials therefore.

18.2. In the event of either party being so hindered or prevented, such party shall give notice of suspension as soon as reasonably possible to the other party stating the date and extent of such suspension and the cause thereof. The failure to give such notice shall forfeit the rights of such party to relief under this Clause.

18.3. Any party whose obligations have been suspended as aforesaid shall resume the performance of such obligations as soon as reasonably possible after the removal of the cause and shall so notify the other party. In the event that such cause continues for more than six (6) consecutive months either party may terminate this Agreement on thirty (30) days notice to the other party.

19.   GOVERNING LAW AND ARBITRATION

This Agreement shall be governed solely and exclusively by the substantive law of the State of New York, U.S.A. Any dispute between the parties shall be referred to arbitration to be conducted in accordance with the rules of the International Chamber of Commerce, as amended from time to time. Such arbitration shall be held in placeCityNew York, country-regionU.S.A. unless otherwise agreed between the parties in writing. The parties agree that the arbitration as aforesaid shall be conducted before a single arbitrator to be agreed between the parties or failing agreement to be appointed in accordance with the provisions of the arbitration rules referred to above The parties further agree to exclude any right of application or appeal to any court arising on the course of such arbitration and/or with respect to any award made in such arbitration, which award shall be final and binding on the parties.

20.   ENTIRE AGREEMENT; COUNTERPARTS

This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, negotiations and discussions between the parties hereto relating thereto. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

21.   EXECUTION AND DELIVERY OF THIS AGREEMENT

21.1. Supplier hereby represents and warrants that the execution and delivery by Supplier of this Agreement and the performance by Supplier of its obligations hereunder have been duly authorized by all necessary corporate action on the part of Supplier, and do not conflict with the terms of any other contract, agreement, arrangement or understanding to which Supplier is a party.

21.2. Teva hereby represents and warrants the execution and delivery by Teva of this Agreement and the performance by Teva of its obligations hereunder have been duly authorized by all necessary corporate action on the part of Teva, and do not conflict with the terms of any other contract, agreement, arrangement or understanding to which Teva is a party.

22.   INDEPENDENT CONTRACTORS

The relationship of the parties is that of independent contractors. Except as set out in this Agreement nothing shall constitute the parties as joint ventures or co-owners or constitute either party as the agent, employee or representative of the other or empower either party to act for, bind or otherwise create or assume any obligation on behalf of the other.



23.   AMENDMENTS

No amendment or variation of this Agreement shall be effective unless in writing and signed by duly authorised representatives of the parties.

24.   ASSIGNMENT

Neither party shall without the prior written consent of the other party, assign, sub-licence, sub-contract, delegate, charge or part with or otherwise dispose of this Agreement or the benefit thereof or any right or obligation hereunder or grant any sub-licence or sub-contract, save that (a) Teva shall be entitled to designate one or more of its Affiliates in the various countries comprising the Territory, to implement and carry out Teva's obligations in the countries, and (b) either party may assign or transfer this Agreement or any of its rights or obligations hereunder without such consent to (i) any Affiliate of such party, or (ii) to any third party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates. The assigning party (except if it is not the surviving entity) will remain jointly and severally liable with the relevant Affiliate or third party assignee under this Agreement, and the relevant assignee or surviving entity will assume in writing all of the assigning party's obligations under this Agreement. Any party that desires to make an assignment described in clause (b) above will provide the other party with advance written notice of such assignment and will consider in good faith any comments provided by such other party. In the event of an assignment by Supplier, if Teva is barred by applicable laws from doing business with the assignee or if Teva otherwise demonstrates that such assignment presents a strategic or ethical conflict of interest that would materially affect Teva's ability to conduct its obligations under this Agreement, then within thirty (30) days following such assignment, Teva may terminate this Agreement upon written notice to Supplier.

25.   SEVERABILITY

The invalidity or unenforceability of any term of or any right arising pursuant to this Agreement shall not in any way affect the remaining terms or rights and Supplier and Teva hereby each undertakes to use all reasonable endeavours to replace any legally unenforceable provision with (as far as practicable) provisions which will effect for the parties the same commercial results as were intended by the original provisions.

26.   WAIVER

The failure of a party hereto to exercise or enforce any right under this Agreement shall not be deemed to be a waiver thereof nor operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

27. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL placeCitySALE OF GOODS

To the extent that it may otherwise be applicable, the parties hereby expressly agree to exclude from the operation of this Agreement, the United Nations Convention on Contracts for the International Sale of Goods, concluded at placeCityVienna, on dateYear1980Day11Month4April 11th 1980, as amended and as may be amended further from time to time.

28.   NOTICES
All notices shall be in writing and shall be given by delivery by hand, air courier or transmission by fax to the address or fax number of the relevant party set out at the beginning of this Agreement or such other address or fax number as either party may notify to the other from time to time and shall be addressed to the representatives of the parties set out below;

      If to Supplier:

         CEL-SCI Corporation
         8229 Boone Boulevard, Suite 802
         Vienna, VA 22182, USA
         Attention: Geert Kersten
         Telephone: (703) 506-9460
                   ===============
         Facsimile:  (703) 506-9471
                   ================

      If to Teva:

         Teva Pharmaceutical Industries Limited
         Hatrufa St. 12, Kiryat Nordau
         Sapir Industrial Zone, Natanya, PoB 8077
         Israel
         Attention: Efrat Klachevsky
         Telephone: *
         Facsimile:   *



The parties shall inform the other within 7 days of any change in address or fax number. Any such notice given as aforesaid shall be deemed to have been given at the time of delivery (if delivered by hand or air courier) or completion of transmission (if sent by fax).



                            [Signature page follows.]

      IN WITNESS WHEREOF, the parties have by duly authorized persons, executed this Agreement, as of the date first above written.


        TEVA PHARMACEUTICAL                  CEL -SCI CORPORATION
          INDUSTRIES LTD.

Name: Judith Vardi                           Name: Geert R. Kersten
     ------------------------------                ----------------------------
Title: Vice President, Israel,               Title: Chief Executive Officer
  Mediterranean, Africa and Turkey

Signature: /s/ Judith Vardi                  Signature: /s/ Geert R. Kersten
          -------------------------                    ------------------------


Name: Efrat Klachevsky                       Name:
     ------------------------------                ----------------------------
Title: Director, Business Development,       Title:
  Israel, Mediterranean, Africa and
  Turkey

Signature: /s/ Efrat Klachevsky              Signature:
          -------------------------                    ------------------------
Date: 07/08/08                               Date:
     ------------------------------                ----------------------------


List of Appendices:

Appendix A - Product Description
Appendix B - Specifications
Appendix C - Pharmacovigilance Agreement
Appendix D - Clinical Trial Agreement
Appendix E - Press Release Announcement

                                  CONFIDENTIAL

                                  CONFIDENTIAL

                  EXCLUSIVE LICENSE AND DISTRIBUTION AGREEMENT


                                   APPENDIX A





                          Description of: "the Product"

Product description:

                                        *

          The remainder of this page has been left blank intentionally

                  EXCLUSIVE LICENSE AND DISTRIBUTION AGREEMENT

                                   APPENDIX B





                      "the Specifications" (of the Product)

                               CEL-SCI CORPORATION
                          STANDARD SPECIFICATION NUMBER
                                        *


                                        *

                                        *

                             STANDARD SPECIFICATION

                        LEUKOCYTE INTERLEUKIN, INJECTION



                                        *
                                        *
                                        *



                                        *

                                    INTERIM
                             STANDARD SPECIFICATION

                        LEUKOCYTE INTERLEUKIN, INJECTION

ACCEPTANCE CRITERIA:

*                    *                            *

*                    *                            *
*                    *                            *
                     *                            *
                     *                            *
                     *                            *
                     *                            *
*                    *                            *
*                    *                            *
*                    *                            *
*                                   *
*


                                     INTERIM
                             STANDARD SPECIFICATION

                        LEUKOCYTE INTERLEUKIN, INJECTION

ACCEPTANCE CRITERIA (continued):

*               *                *
*               *                *
*               *                *
*               *                *
*               *                *
*               *                *
*               *                *
*               *                *
-------------------------------------------------------------------------------

                                   APPENDIX C



    A Phase III, Open-label, Randomized, Multi-center Study of the Effects of
              Leukocyte Interleukin, Injection [Multikine(R)] Plus
 Standard of Care (Surgery +Radiotherapy or Surgery + Concurrent
  Chemoradiotherapy)in Subjects with Advanced Primary Squamous Cell Carcinoma of the Oral Cavity Versus Standard of Care Only

    A Phase III, Open-label, Randomized, Multi-center Study of the Effects of
     Leukocyte Interleukin, Injection [Multikine(R)] Plus Standard of Care
       (Surgery + Radiotherapy or Surgery + Concurrent Chemoradiotherapy)
          in Subjects with Advanced Primary Squamous Cell Carcinoma of the Oral Cavity Versus Standard of Care Only


Regulatory Sponsor:          CEL-SCI Corporation

                             8229 Boone Boulevard
                             Suite 802
                             Vienna, Virginia 22182 U.S.A.
                             Phone: 703-506-9460 Fax: 703-506-9471


                             CEL-SCI Corporation

Funding Sponsor:             8229 Boone Boulevard
                             Suite 802
                             Vienna, Virginia 22182 U.S.A.
                             Phone: 703-506-9460 Fax: 703-506-9471

Study Product:               Leukocyte Interleukin, Injection [Multikine(R)]
*                             *
*                            *
*
*

*                    *
*                    *

                                              *

                                             *

                                    Table 1 *




                                              *

                                                *



                                    Figure 1



Figure 2. Cell cycle marker (Ki67) in Multikine(R) treated Oral Squamous Cell Carcinoma (OSCC)

A. Morphometry of Ki-67+ cells in OSCC.    B. Visualization of
   Data are means +/-SEM, *p<0.05             in OSCC by Ki-67+(Histopathology)
   0= Control Untreated Group

Figure 3. Histological appearance of necrosis in oral squamous cell carcinoma (H&E staining)



                Panel A                              Panel B

  Panel A: Control - Lack of necrosis in the epithelial nests of Oral Squamous
                                Cell Carcinoma.

        Panel B: Multikine(R) treatment - Entire cancer nest is necrotic and filed with debris and leukocytes.

                                                *

                                             *

                                             *

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

                      Appendix D- Clinical Trial Agreement
                                  [See attched]

                  CLINICAL TRIAL MANAGEMENT SERVICES AGREEMENT

                                     Between

                     TEVA PHARMACEUTICAL INDUSTRIES LIMITED
                    A limited liability company incorporated
                      under the laws of Israel, of 5 Basel
                        Street, Petah Tiqva 49131, Israel
                                    ("Teva")

                                       And

                               CEL-SCI CORPORATION
                  a company incorporated under the laws of the
                    USA, of 8229 Boone Boulevard, Suite 802,
                              Vienna, VA 22182, USA
                                 ("the Company")


WHEREAS the Company has developed an Immunotherapy for cancer - Multikine (Leukocyte Interleukin) injection (the "Drug"), and is interested in evaluating the safety, tolerability and efficacy of the Drug in a Phase III Trial in patients with Squamous Cell carcinoma of the oral cavity; and

WHEREAS Teva and the Company have entered into an Exclusive License and Distribution Agreement dated of even date herewith (the "Distribution Agreement") in which Teva receives the right to market and distribute the Drug in certain territories; and

WHEREAS the Company wishes to engage Teva to manage and monitor one or more clinical trials involving the Drug in Israel as set forth and described in Appendix A hereto (the "Trial"), all in accordance with the terms and conditions set out herein and the relevant laws and regulations; and

WHEREAS Teva is experienced in managing and monitoring clinical trials and is willing to assist the Company by managing and monitoring the Trial, all in accordance with the terms and conditions set out herein.

THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.       INTERPRETATION

     1.1. The preamble to this Agreement forms an integral part hereof.

     1.2. Section headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the interpretation of this Agreement. All signed appendices to this Agreement, whether attached at the time of signature hereof or at any time thereafter, shall be construed as an integral part of this Agreement.

     1.3. In this Agreement, the following expressions shall bear the meanings assigned to them below and cognate expression shall bear corresponding meanings.

          1.3.1. "Commencement Date" shall mean the date on which both parties have signed this Agreement.

          1.3.2. "Global CRO" shall mean the entity to be selected and retained by the Company following the date hereof to oversee the performance of the worldwide Phase III clinical trial of which the Trial to be conducted hereunder is a part. Upon signing the agreement between Company and Global CRO, a notice will be sent to Teva informing Teva of the Global CRO's name and contact details.

          1.3.3. "Protocol" shall mean the protocol, as written and provided to Teva by the Company, attached as Appendix A to this Agreement.

          1.3.4. "Trial Activities" shall mean the list of items agreed upon between the parties and to be paid by Teva, for the performance of the Trial Management Services, as defined below, set out in Appendix B to this Agreement.

          1.3.5. "Study Team" shall mean the team that will supervise and monitor the performance of the Trial.

     1.4. In this Agreement, "including" and "includes" means including, without limiting the generality of any description preceding such terms.

2.       APPOINTMENT OF TEVA

    For the portion of the Trial to take place in Israel, the Company hereby appoints Teva to provide the clinical management and supervision services of the Trial as set out in this Agreement and in Appendix C (the "Trial Management Services") subject to the Company fulfilling its obligations as set out in this Agreement and in Appendix C, whether to be performed by Teva directly or through a third party, in accordance with the terms and conditions of this Agreement, and the relevant laws and regulations, and Teva hereby accepts such appointment.

3.       OBLIGATIONS OF TEVA

     3.1. Teva shall ensure that the Trial Management Services shall be carried out in accordance with:

          3.1.1. The provisions of the Protocol and the other terms of this Agreement; and

          3.1.2. The reasonable written guidelines and instructions provided by the Company and the Global CRO (including any Global CRO standard operating procedures) for the conduct of the Trial (provided that Teva shall use its best efforts to comply with the Global CRO's guidelines and shall notify the Company immediately in the event that it believes that any such written guideline or instruction is unreasonable and the parties shall promptly meet and discuss any such concern); and

          3.1.3.  The  relevant  laws,   regulations,   guidelines  and  ethical
               requirements prevailing in the country in which the Trial is carried out.

     3.2. Teva undertakes to perform the Trial Management Services in a professional and workmanlike manner, and devote the necessary personnel and all other resources necessary to perform the Trial Management Services.

     3.3. Teva shall make the Study Team aware of relevant provisions of this Agreement and shall ensure compliance therewith by the Study Team.

     3.4. Teva shall keep appropriate records relating to the Trial in connection with the performance of the Trial Management Services in accordance with the Protocol and applicable laws, regulations and guidelines.

     3.5. Teva shall keep the Global CRO informed of the progress of the Trial. Teva will provide the Company with written monthly progress reports that will include the status of and issues raised by any Trial site and a summary of any reported adverse events. Teva will provide to the Company reports of Teva's monitoring visits to any site or investigator on a timely basis as specified in Appendix C.

     3.6. Teva shall permit representatives of the Company or, alternatively, the Global CRO, as applicable to examine relevant data, documents, and records of Teva pertaining to the Trial Management Services, in order to verify compliance by Teva with its obligations under this Agreement. Such audit activities shall be coordinated with Teva in advance and conducted during regular business hours. The Company will use reasonable efforts to coordinate with the Global CRO to minimize duplication of any such examinations and in no event should there be more than one (1) examination a month by the Company and the Global CRO, and the Company will cooperate with Teva to address any reasonable objections to the timing and frequency of inspections requested by both the Company and the Global CRO.

     3.7. Teva shall perform its obligations in accordance with the list of responsibilities attached hereto as Appendix C.

     3.8. In the event that the Israeli laws and regulations applicable to the manufacture, labeling or supply of Drug for use in the Trial differ substantially from the applicable laws and regulations of the United States of America or the European Union, and in the event that Teva is aware of such, then Teva shall inform the Company in writing of such differences.

     3.9. At its sole discretion, the Company may amend the Protocol, and, upon the Company's request, Teva will assist the Company in making such modifications. An amended Protocol will supersede the previous versions. The Company will notify Teva of any modification of a Protocol or the Trial. Within ten (10) business days from Teva's receipt of notice of such modification, Teva will provide the Company with its opinion as to the alterations consequences and an estimate of the reasonable alterations to the Trial timeline and Trial Activities (whether an increase or decrease) directly resulting from such modification. The Company will have ten (10) business days to approve such estimates. If the Company does not approve a modification estimate and has not terminated the Trial, but wants the Trial to be modified to include such modification, each party will use its good faith efforts to agree on modification estimates that are commercially reasonable and mutually acceptable. At the Company's request, Teva shall continue performing Trial Management Services for the Trial without implementing the proposed modifications unless and until the parties have reached agreement regarding a revised estimate of the timeline and budget based upon the proposed modifications. For the avoidance of doubt it is hereby clarified that the Company shall be responsible for any and all increased costs associated with any amendments to the Protocol or the Trial in existence on the date hereof, provided that any increased costs shall be offset, if applicable, by any cost savings or reductions for eliminated or reduced activities (with no refund right for costs already paid).

4.       OBLIGATIONS OF THE COMPANY

     4.1. The Company shall supply the Drug for the Trial, at Teva's expense, as agreed upon in section 7 of the Distribution Agreement and further detailed in section 5 below, and according to the timetables, quantities, and specifications as indicated in the Protocol.

     4.2. The Company, either directly or through the Global CRO, shall provide Teva with all the relevant articles or information required for the performance of the Trial Management Services.

     4.3. The Company shall perform its obligations in accordance with the list of responsibilities, attached hereto as Appendix C.

     4.4. In addition to all other obligations set forth in this Agreement, the Company warrants that it shall act as a sponsor of the Trial, in the meaning ascribed to it in the Israeli Ministry of Health guidelines.

     4.5. The Company shall hold and maintain, throughout the term of this Agreement, and for a sufficient time thereafter, sufficient insurance to cover all the requirements of the local laws and regulations, including without limitation, insurance to cover all patients taking part in the Trial, as per the requirements of the Ministry of Health in Israel.

5.    PAYMENT

      Teva shall fund, at its cost, the performance of certain activities related to the Trial to be conducted in Israel, * provided that Teva shall be obligated to use best efforts to enroll * patients in accordance with the list of activities comprising the Trial Activities for such patients.

6.    STUDY TEAM

      Teva shall establish the Study Team in consultation with the Company. The function of the Study Team shall be to manage and monitor the Trial in accordance with Appendix A and the terms of this Agreement.

7.             WARRANTIES AND REPRESENTATIONS

     7.1. Teva warrants and represents that it has the experience, capability, qualified personnel and resources to perform the Trial Management Services under this Agreement.

     7.2. The Company warrants and represents that it is the sole and exclusive owner of the Drug and that Teva is not and will not, in any event, be liable for any claims, actions and suits arising as a result of the use, safety and quality of the Drug, subject to the indemnity obligations set forth in Section 11.

     7.3. The Company warrants that, to the Company's knowledge as of the Commencement Date, applicable national and local laws do not prohibit the conduct of the Trial carried out in accordance with the Protocol.

     7.4. In addition, each party warrants and represents, that it shall perform all of its obligations under this Agreement (including, in the case of the Company, the manufacture, labeling and supply of Drug for use in the Trial), in accordance with the applicable rules, regulations and guidelines in Israel. The Company, as sponsor of the Trial, warrants and represents that it shall perform all of its obligations under this Agreement according to the rules, regulations and guidelines set forth with respect to the sponsor of a clinical trial by the Ministry of Health in Israel.

     7.5. Each party hereby warrants and represents that it has the power and authority and the legal right to enter into this Agreement to perform its obligations hereunder, and has taken all necessary action on its part to authorize the performance of such obligations.

     7.6. Teva warrants that it has not, and shall not, employ, contract with, or retain any person directly to perform services under this Agreement if such a person is, to the best of Teva's Knowledge (with the use of reasonable efforts to investigate), debarred or disqualified by any applicable regulatory or governmental authority from performing the obligations requested by Teva.

     7.7. For the avoidance of doubt it is hereby clarified and acknowledged by the Company that Teva does not make any warranty as to the results, conclusions or reports, including without limitation, the Results, as defined below, of the Trial Management Services and/or the Trial to be: (i) useful to the Company, (ii) in compliance with the Company's expectations, and/or (iii) of any commercial value whatsoever.

     7.8. The Company hereby represents and warrants that, to the best of its knowledge as of the date hereof, the conduct of the Trial in accordance with the Protocol and/or the Trial Management Services will not constitute an infringement of the intellectual property rights (that relate to the Product) of any third party.

     7.9. Except as otherwise expressly set forth in this Agreement, neither the Company nor Teva makes any representations or extends any warranties of any kind, either express or implied, including any express or implied warranties of merchantability or fitness for a particular purpose.

8.             TERM AND TERMINATION

     8.1. All of the provisions of this Section 8, or any other right of the parties to terminate, shall be subject to the overriding consideration that this Agreement pertains to the carrying out of a clinical trial, and the interests and safety of the participants in the Trial shall take precedence over all of the rights of the parties to terminate.

     8.2. This Agreement shall commence on the Commencement Date and, subject to prior termination in accordance with the other terms of this Agreement, shall terminate upon the completion of the Trial Management Services.

     8.3. The Company shall be entitled to terminate this Agreement by providing Teva with sixty (60) days prior written notice, without penalty or liability therefore or the payment of any compensation.

     8.4. Teva shall be entitled to terminate this Agreement by written notice to the Company, effective immediately, if in the reasonable opinion of Teva the continuation of the Trial represents an unacceptable risk to the participants or is contrary to accepted medical practice.

     8.5. Either party shall be entitled to terminate this Agreement by giving thirty (30) days written notice to the other, effective immediately, upon any of the following events:

          8.5.1. The other party commits a material breach of this Agreement which, in the case of a breach which is capable of remedy, shall not have been remedied within thirty (30) days of the receipt by the party in default of a notice identifying the breach requiring its remedy.

          8.5.2. The other party is unable to pay its debts or enters into compulsory or voluntary liquidation (other than for the purpose of affecting a meeting of its creditors) or has an administrator appointed over all or any part of its assets; provided, in each case, that such proceedings are not dismissed within ninety (90) days.

     8.6. Termination of this Agreement for any reason shall not affect any of the rights and obligations of the parties which shall have accrued prior to the effective date of termination.

     8.7. This Agreement shall survive the termination of the Distribution Agreement, for any reason whatsoever, unless otherwise terminated in accordance with this Section 8.

     8.8. Sections  4.4, 7.7, 7.8, 8.6, 8.7, 8.8, 9, 10, 11, 12, 18 and 20 shall survive termination or expiration of this Agreement for any reason.

9.             CONFIDENTIALITY

     9.1. Teva shall keep secret and confidential, during the term and for a duration of ten (10) years from the expiration or termination of this Agreement, all confidential and/or proprietary information supplied by the Company, whether in written, oral, electronic or any other form, including without limitation, all information relating to the Drug, the Trial, the Results (as defined in Section 10.1 below) and the Trial Management Services ("Information") and shall not disclose or use the Information other than for the purposes of exercising its rights or fulfilling its obligations pursuant to this Agreement or the Distribution Agreement, including the performance of Trial Management Services, which shall include: (i) disclosure to the relevant hospital authorities or ethical review committee, if such disclosure is necessary in order to obtain the required approvals for the conduct of the Trial and/or the performance of the Trial Management Services;
          (ii) disclosure to those of Teva's directors, officers, employees, agents, and consultants who have a "need to know" such information for the performance of the Trial Management Services and/or in the fulfillment of its obligations hereunder, provided that the aforementioned are bound by obligations of confidentiality and non-use similar to those set out herein. Teva agrees that it shall take commercially reasonable steps to prevent the disclosure or use of the Company's Information by its directors, officers, employees, agents and consultants except as expressly provided in this Agreement.

     9.2. The provisions of Section 9.1 shall not apply to:

          9.2.1. Information which is known to the receiving party prior to disclosure by the disclosing party, as shown by written records;

          9.2.2. Information which is or becomes public knowledge through no fault of the receiving party, or its employees, who have been exposed to the Information;

          9.2.3. Information which is disclosed to the receiving party by a third party;

          9.2.4. Information which is required by law, court or any competent authority to be disclosed, provided that, if legally permitted, the receiving party shall notify the disclosing party thereof, in order to enable the disclosing party to seek an appropriate protective order or other reliable assurance that confidential treatment shall be accorded to such Information (with the receiving party's assistance, if necessary), and such disclosure shall be made to the minimum extent required;

          9.2.5. Information which is independently developed by the receiving party, or any of its employees, agents, consultants or other representatives, without the use of or reliance upon the Information.

     9.3. The parties undertake to maintain the confidentiality of all details relating to the participants in the Trial in accordance with all applicable laws, regulations and guidelines governing the confidentiality and privacy of individually identifiable health information.

     9.4. Upon termination of the Trial and/or the Trial Management Services, or upon the written demand of the other party, each of the parties shall return the other party's Information, and all copies or other manifestations thereof, keeping only one copy of such Information in a safe location as a record of its obligations hereunder.

     9.5. Neither party shall use the other's name in any marketing, advertising, press release or other promotional literature or any other publicity without the other's prior written consent, with regard to the wording and timing of the release, all except for any mention in any applications to official authorities for regulatory approvals, or in the fulfillment of any duty owed to any competent authority (including a duty to make regulatory filings and/or reports). Notwithstanding anything to the contrary, Company may refer to Teva as its contract research organization in the Territory as required under applicable laws, regulations and Ministry of Health guidelines.

10.      COPYRIGHT AND OWNERSHIP OF RESULTS

     10.1. All inventions (patentable or not), discoveries, improvements, reports, data and other results developed or generated by or on behalf of Teva during and/or arising from the performance of the Trial Management Services (collectively "Results"), and all intellectual property directly related thereto, shall be the sole and exclusive property of the Company and the Company shall be free to use the Results as it sees fit. Teva agrees to assign, and does hereby assign to the Company, all of Teva's right, title and interest in and to the Results. For the removal of doubt the publication of any of the Results in any scientific or other publication or presentation shall be within the Company's sole discretion, provided that the Company shall not, in any such publication and/or in any event, mention Teva's name and/or the existence and/or the terms and conditions of this Agreement, without complying with the terms of Section 9.5.

     10.2. If further documents or actions are necessary for the purpose of confirming or to vest in the Company's rights, title or interest in and to the Results pursuant to Section 10.1 above, Teva agrees to execute such documents and to take such reasonable actions as are necessary to confirm or to vest such rights, title or interest, at the Company's sole expense.

     10.3. Notwithstanding  the  foregoing,  both parties  acknowledge  that all computer programs, applications, databases, techniques, methods, models, processes and the like used by the Study Team in performance of the Trial Management Services under this Agreement remain the exclusive property of the party supplying the foregoing property.

     10.4. Teva acknowledges that any and all quantities of the Drug shall remain the sole and exclusive property of the Company. Upon termination of this Agreement for any reason, all remaining quantities of the Drug in Teva's possession or control shall be returned to the Company at the Company's sole expense and the Company shall refund Teva for Teva's pro rata landed costs of the Drug not used in the Trial and/or Trial Management Services, except in the event that the remaining Drug is required according to any laws and/or regulations, including without limitation, of the Israeli Ministry of Health guidelines.

     10.5. Nothing contained herein shall be deemed to grant Teva a licence to use the Drug or the Results for any purposes whatsoever, except for the performance of the Trial Management Services hereunder.

11.      LIABILITY AND INDEMNITY

     11.1. Teva shall indemnify and hold harmless the Company, and the Company's affiliates, officers, directors and employees (each a "The Company

          Indemnified Party"), from any and all damages, losses, liabilities, claims including without limitation, claims for bodily injury or death, and reasonable attorney fees (collectively, "Liabilities") to the extent that such Liabilities arise from a third party claim based upon: (i) the gross negligence or willful misconduct of Teva or of any officers, directors or employees of Teva; (ii) any material breach of this Agreement by Teva or any other person for whose actions Teva is liable under applicable law; and/or (iii) the violation by Teva, or any of its directors, officers or employees, of the applicable law or other governmental requirement, which shall directly arise as a result of the Trial Management Services performed by Teva, according to this Agreement, provided; however, that the above indemnification obligations shall not apply to the extent that any Liabilities arise out of: (i) any breach of this Agreement, relating to the cause of the Liabilities, by the Company or any other person for whose actions the Company is liable under applicable law; (ii) any violation by any the Company Indemnified Party of applicable law or other governmental requirement, relating to the cause of the Liabilities; or (iii) the gross negligence or willful misconduct of any the Company Indemnified Party, relating to the cause of the Liabilities.

     11.2. The Company shall indemnify and hold harmless Teva, and Teva's affiliates, officers, directors and employees (each a "Teva Indemnified Party"), from any and all Liabilities, to the extent that such Liabilities arise from a third party claim based upon: (a) the performance by Teva of the Trial Management Services in accordance with this Agreement and/or as a result of any instructions received by the Company; (b) any material breach of this Agreement by the Company or any other person for whose actions the Company is liable under applicable law; (c) the negligence or willful misconduct of the Company or of any directors, officers or employees of the Company; and
          (d) the use of the Drug by Teva and/or the Study Team, during the performance of the Trial and/or the Trial Management Services and/or
          (e) the use of the Drug by the hospitals and/or centers and/or the investigator, during the performance of the Trial; (f) the violation by the Company, its directors, officers or employees of the applicable law or other governmental requirement, provided; however, that the above indemnification obligations shall not apply to the extent that any Liabilities arise out of: (i) any breach of this Agreement, relating to the cause of the Liabilities, by Teva or any other person for whose actions Teva is liable under applicable law; (ii) any violation by a Teva Indemnified Party of applicable law or other governmental requirement, relating to the cause of the Liabilities; or
          (iii) the gross negligence or willful misconduct of a Teva Indemnified Party, relating to the cause of the Liabilities.

     11.3. If any the Company Indemnified Party or Teva Indemnified Party (such party an "Indemnified Party") receives notice of any claim or action for which indemnity may be sought from the relevant indemnifying party pursuant to this Section 11 above, such indemnifying party shall be, as soon as reasonably possible, notified thereof in writing. The indemnifying party shall have sole control over the defence and settlement of such claim and the Indemnified Party shall not be entitled to settle or compromise such claim or action without the prior written consent of the indemnifying party and shall reasonably cooperate with the indemnifying party in the investigation and defence of such claim or action, provided that in any event the indemnifying party shall use its best efforts to ensure that the good name and reputation of the Indemnified Party remains intact . The Indemnified Party may employ its own counsel if it wishes to do so, at its sole expense.

     11.4. IN NO CASE SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT; PROVIDED HOWEVER THAT THIS LIMITATION WILL NOT LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY FOR THIRD PARTY CLAIMS OR DAMAGES AVAILABLE FOR WILLFUL OR INTENTIONAL BREACH BY EITHER PARTY OF THE CONFIDENTIALITY OBLIGATIONS IN ARTICLE 9.

12.      INSURANCE

     12.1. The parties shall hold and maintain, throughout the term of this Agreement, and for a sufficient time thereafter, sufficient insurance to cover any and all of their liabilities pursuant to this Agreement, including without limitation, insurance as mentioned in Section 4.5.

     12.2. The parties shall provide to one another certificates evidencing the holding and maintenance of such insurances upon the request of the other party. 13. APPROVALS

    Teva shall obtain and maintain all authorizations and approvals (if any) required from the appropriate regulatory authorities and the relevant ethics committees and other scientific bodies for the performance of the Trial and the Trial Management Services.

14.   ASSIGNMENT

    Neither party shall without the prior written consent of the other party, assign, sub-license, sub-contract, charge or part with or otherwise dispose of this Agreement or the benefit thereof or any right or obligation hereunder or grant any sub-license or sub-contract, save that (a) Teva shall be entitled to designate one or more of its Affiliates in Israel, to implement and carry out Teva's obligations under this Agreement, and (b) either party may assign or transfer this Agreement or any of its rights or obligations hereunder without such consent to (i) any Affiliate of such party, or (ii) to any third party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates. The assigning party (except if it is not the surviving entity) will remain jointly and severally liable with the relevant Affiliate or third party assignee under this Agreement, and the relevant assignee or surviving entity will assume in writing all of the assigning party's obligations under this Agreement. Any party that desires to make an assignment described in clause (b) above will provide the other party with advance written notice of such assignment and will consider in good faith any comments provided by such other party. In the event of an assignment by the Company, if Teva is barred by applicable laws from doing business with the assignee or if Teva otherwise demonstrates that such assignment presents a strategic or ethical conflict of interest that would materially affect Teva's ability to conduct its obligations under this Agreement, then within thirty (30) days following such assignment, Teva may terminate this Agreement upon written notice to the Company.

15.   SEVERABILITY

    Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provision shall, provided that it does not go to the root of this Agreement, be replaced with a revision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the balance of this Agreement shall remain in full force and effect and binding upon the parties hereto.

16.      ENTIRE AGREEMENT/AMENDMENT/WAIVER

     16.1. This Agreement embodies and sets forth the entire agreement and understanding between the parties hereto and supersedes all prior oral and written agreements relating to the subject matter of this Agreement. Neither party shall be entitled to rely on any agreement, understanding or arrangement not expressly set forth in this Agreement.

     16.2. This Agreement (including, for the removal of doubt, the Appendices hereto) shall not be amended, modified, varied or supplemented except in writing signed by duly authorized representatives of the parties hereto.

     16.3. No failure or delay on the part of either party hereto to exercise any right or remedy under this Agreement shall be construed or operated as a waiver thereof nor shall any single or partial exercise of any right or remedy as the case may be. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

17.      RELATIONSHIP OF THE PARTIES

    The relationship of the parties is that of independent contractors. Except as set out in this Agreement, nothing shall constitute the parties as joint ventures or co-owners or constitute either party as the agent, employee or representative of the other or empower either party to act for, bind or otherwise create or assume any obligation on behalf of the other.

18.   GOVERNING LAW

    The agreement shall be governed by, and construed in accordance with, the laws of the State of New York, USA, without giving effect to its principles of conflicts of law. Each of the parties hereto hereby irrevocably submits to the jurisdiction of the courts of competent jurisdiction located in the State of New York, USA for the settlement of any dispute under or in connection with this agreement.

19.   FORCE MAJEURE

    Each of the parties hereto shall be excused from the performance of its obligations hereunder, in the event that such performance is prevented by Force Majeure (as defined below) provided that the party claiming Force Majeure shall: (i) give notice in writing to the other party without undue delay after such circumstance has occurred; and (ii) use its best efforts to avoid or remove such cause of non-performance and shall fulfill and continue performance hereunder with the utmost dispatch whenever and to the extent that such cause or causes are removed or cease to exist. For the purpose of this Agreement, "Force Majeure" is defined as follows: causes beyond the control of either of the parties, including but not limited to, acts of God, acts, regulations or laws of any government, war, civil commotion, destruction of production facilities or materials by fire, earthquake or storm, labour disturbances, epidemic and failure of public utilities or common carriers.

20.   NOTICES

    Any payment, notice and other written communications required or permitted to be made or given may be made or given by either party by facsimile with confirmed transmission; by first-class mail, postage prepaid; or by courier to the mailing address or facsimile numbers set as below:

    If to Teva:

         Teva Pharmaceutical Industries Limited
         Hatrufa St. 12, Kiryat Nordau
         Sapir Industrial Zone, Natanya, PoB 8077
         Israel
         Attention: Dr. Coby Mazliah
         Telephone: *
         Facsimile:   *

    If to the Company:

         CEL-SCI Corporation
         8229 Boone Boulevard, Suite 802
         Vienna, VA 22182, USA
         Attention: John Cipriano
         Telephone: (703) 506-9460
         Facsimile:  (703) 506-9471

    Or to such other addresses or facsimile numbers as either Party shall designate by notice, similarly given, to the other Party. Notices or written communications shall be deemed to have been sufficiently made or given: (i) if mailed, seven (7) days after being dispatched by mail, postage prepaid;
    (ii) if by courier, when actually delivered by the courier company; or (iii) if by facsimile with confirmed transmission, three (3) days after transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers:


 TEVA PHARMACEUTICAL INDUSTRIES LTD           CEL-SCI CORPORATION

Signature: /s/ Roni Shiloh                    Signature: /s/ Geert R. Kersten
          -----------------------------                  ---------------------
Name:     Roni Shiloh, M.D.                   Name:      Geert R. Kersten
          -----------------------------                  ---------------------
Title:    Medical Director                    Title:     Chief Executive Officer



Signature: /s/ Coby Mazliah                   Signature:
          -----------------------------                  ---------------------
Name:     Coby Mazliah, Ph.D.                 Name:
          -----------------------------                  ---------------------
Title:    Director Clinical Trials Unit/
          Teva/ Israel

Date:                2008                        Date:               2008
           ----------                                     -----------

                                   APPENDIX A

                                  THE PROTOCOL

                                 [See Attached]




TEVA PHARMACEUTICAL INDUSTRIES LTD              CEL-SCI CORPORATION

Signature: /s/ Roni Shiloh                       Signature:
          -----------------------------                   ---------------------
Name:     Roni Shiloh, M.D.                      Name:
          -----------------------------                   ---------------------
Title:    Medical Director                       Title:



Signature: /s/ Coby Mazliah                      Signature:
          -----------------------------                   ---------------------
Name:     Coby Mazliah, Ph.D.                    Name:
          -----------------------------                   ---------------------
Title:    Director Clinical Trials Unit/
          Teva/ Israel

Date:                2008                        Date:               2008
           ----------                                     -----------

                                   APPENDIX B
                                TRIAL ACTIVITIES

       The following activities and costs:

     >> Monitoring services, as needed in accordance with the Protocol on the Commencement Date and for * patients

     >> Payment to the physicians, the hospitals and testing laboratories involved in the Trial and associated follow up, as long as such payments are: (i) in the Territory (ii) in accordance with the Protocol on the Commencement Date and (iii) for * patients

     >> Clinical supply of the Drug, in an amount not exceeding the sum agreed upon in the Distribution Agreement, for * patients, and for all other study drugs in accordance with the requirements of the Protocol on the Commencement Date





TEVA PHARMACEUTICAL INDUSTRIES LTD              CEL-SCI CORPORATION

Signature: /s/ Roni Shiloh                       Signature:
          -----------------------------                   ---------------------
Name:     Roni Shiloh, M.D.                      Name:
          -----------------------------                   ---------------------
Title:    Medical Director                       Title:



Signature: /s/ Coby Mazliah                      Signature:
          -----------------------------                   ---------------------
Name:     Coby Mazliah, Ph.D.                    Name:
          -----------------------------                   ---------------------
Title:    Director Clinical Trials Unit/
          Teva/ Israel

Date:                2008                        Date:               2008
           ----------                                     -----------

                                   APPENDIX C

                             THE PARTIES OBLIGATIONS

                           Roles and Responsibilities
                           TEVA and SPONSOR/Global CRO

                                  -----------------------------------
                                  Time Schedule
                                  Study Code
                                  SPONSOR




                                   Global CRO


                                   Contractor
                                   Date
                                   -----------------------------------

 ----------------------------------------------------------------------------

 Part 1
 Time Schedule

 ----------------------------------------------------------------------------


Planning Phase
Final protocol
Clinical Phase
Patient recruitment time     XXXXX
FPI                          XXXXX
LPI                          XXXXX
LPO                          XXXXX
Data Base Lock               XXXXX
Complete Stat                XXXXX
Clinical Study Report        XXXXX

                                        -----------------------------------
                                        Roles & Responsibilities
                                        Study Code
                                        SPONSOR


                                        Global CRO


                                        Contractor
                                        Date
                                        -----------------------------------

 ------------------------------------------------------------------------------

 Part 2
 Roles and Responsibilities

 ------------------------------------------------------------------------------


If required, add and/or delete according to study specific requirements. Tick relevant box SPONSOR and/or TEVA Site

*

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*                                                                *  *      *
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                                                       *  *         *
*
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                                       18

                                          -----------------------------------
                                          *
                                          *
                                          *
                                          *
                                          *
                                          *
                                          -----------------------------------

 ----------------------------------------------------------------------------
 *
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                                        *
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*                    *                *               *
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*                                     *
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*                                     *
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*                                     *
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*                    *                *               *
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*                                     *
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*                                     *
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                                       19

                                          -----------------------------------
                                          *
                                          *
                                          *
                                          *
                                          *
                                          *
                                          -----------------------------------

 ----------------------------------------------------------------------------
 *
 ----------------------------------------------------------------------------

                                        *

------------------------------------------------------------------------------


TEVA PHARMACEUTICAL INDUSTRIES LTD              CEL-SCI CORPORATION

Signature: /s/ Roni Shiloh                       Signature:
          -----------------------------                   ---------------------
Name:     Roni Shiloh, M.D.                      Name:
          -----------------------------                   ---------------------
Title:    Medical Director                       Title:



Signature: /s/ Coby Mazliah                      Signature:
          -----------------------------                   ---------------------
Name:     Coby Mazliah, Ph.D.                    Name:
          -----------------------------                   ---------------------
Title:    Director Clinical Trials Unit/
          Teva/ Israel

Date:                2008                        Date:               2008
           ----------                                     -----------

                                   Appendix E

                     PHARMACOVIGILANCE AND RECALL AGREEMENT


This Pharmacovigilance and Recall Agreement (the "Agreement") is made as of ____________, 2008 by and between CEL-SCI CORPORATION, a corporation incorporated under the laws of the State of Colorado, of 8229 Boone Boulevard, Suite 802, Vienna, VA 22182, USA ("Supplier") and TEVA PHARMACEUTICAL INDUSTRIES LTD, a limited liability company incorporated under the laws of Israel, of 5 Basel Street, Petah Tiqva 49131, Israel ("Teva").

1.    Scope

This Agreement describes the procedures and defines the responsibilities of Supplier and Teva to ensure adequate Adverse Event (AE) data exchange such that regulatory reporting requirements can be met in a timely manner. This Agreement replaces any previous safety information agreements between the companies on the Product.

2.    Definitions

Definitions  used  will  conform  to the  current  Volume  9A of the  Notice  to
Applicants: Volume 9A - Guidelines on Pharmacovigilance for Medicinal Products for Human Use. Capitalized terms used in this Agreement and not defined herein will have the meaning set forth in the Exclusive Distribution Agreement between Supplier and Teva, dated ____________, 2008.

3.    Global Safety Database

Supplier will maintain the global safety database for Post Marketing Spontaneous Adverse Event (AE) reports related to the Product.

4.    Case Exchange

Both parties are responsible for distribution of the safety information in their own company safety network. The language of all exchanges will be English. Abbreviations must be spelled out.

4.1.  Spontaneous reports

Teva agrees to provide Supplier with all Adverse Event reports related to Product. The format is not necessarily that of CIOMS I but should contain all data elements to be able to generate a CIOMS I report. Source documents should remain locally for inspection purposes and should be provided on request. Case exchange is preferably done by email

Each party agrees to provide the other party with copies of all Adverse Events reports within 3 business days of submission.

Both parties agree to answer in a reasonably exhaustive manner all questions that the other party might raise that affect case evaluation or regulatory reporting with regard to exchanged cases.

The date of receipt by the original recipient of any Adverse Event report must be recorded on each report exchanged.

4.2.  Follow up information

The party notified first on an adverse reaction is responsible for obtaining follow-up information required for proper assessment of the case. Questions regarding a specific case must be communicated to the initial party to request the information from the reporter. Follow-up data will be exchanged in the same manner as initial data, within the same timeframes. If site visits are requested, representatives from both parties will be allowed to participate.

4.3.  Reports from literature

Supplier will have the primary responsibility for reviewing the literature outside the Territory. Reports of serious published ADRs will be provided as described above. Teva will be primarily responsible for checking the literature published in the Territory and sending cases to Supplier.


4.4. Reports on overdose, abuse and misuse, lack of efficacy, transmission of infectious agents, medication errors.

Reports on overdose, abuse and misuse as well as lack of efficacy should be reported to Supplier according to the timelines as mentioned in Clause 4.1 above. Any suspected transmission of a infectious agent via a medicinal product is also considered an adverse event as referred to in Clause 4.1. Cases of medication errors which are associated with adverse events should also be reported as referred to in Clause 4.1.


4.5. Reports from outcomes of use in pregnancy and lactation

All reports from health care professionals relating to pregnancies where the foetus may have been exposed should be followed up and reported to Supplier according to Clause 4.1. For reports from consumers reasonable attempts should be made to follow up with the physician.

5.    Causality assessment

Generally the reporter's causality assessment will be accepted. Supplier and Teva may however express another opinion. The most conservative opinion will determine further reporting.

6.    Expedited Reporting

Supplier is responsible for determining seriousness, expectedness per the package insert and the company's opinion of relatedness. Supplier is responsible for preparing any regulatory forms for submission in the Territory.

Teva will make the determination as to whether a report meets criteria for expedited reporting to regulatory authorities in the Territory.

Teva will be responsible for submission of expedited reports to the regulatory authorities in the Territory.

Both parties will submit the appropriate reports of individual case reports to the regulatory authorities of the countries in their territories within the time frames required by the current legislation in each ountry.

7.    Periodic Reporting

Supplier will be responsible for preparing and reporting of Periodic Safety Update Reports (PSUR) according to the current guidelines. The PSUR will be forwarded to Teva for submission to local authorities in the Territory.


8. Regulatory requests for additional information

8.1. Additional information on a specific case

The party who received the regulatory authority request for follow-up information will submit the response to the requesting regulatory authority. If necessary, the party who first received the case report will obtain the requested information from the reporter.

8.2. Additional information of a more general nature

Regulatory authority requests for safety information of a more general nature will be answered by the party who received the initial request. Teva will provide to the supplier a copy of the regulatory agency's request for general information and their proposed response to the request prior to its submission for review and comment.

9.    Compliance

Teva is responsible for ensuring that local Pharmacovigilance and drug safety regulatory requirements are met in the Territory. Without limiting the foregoing, Teva will comply with local regulation's with all regulations and laws applicable to the Territory.

10.   Signals/Actions

Each company will notify the other company as soon as possible of any regulatory actions or pending actions that might result in: (i) a change in labeling or market restriction, (ii) market authorization withdrawal or suspension, or (iii) change of local labeling which is thought to be important from a safety view point; in each case, to the extent such action is suggested by signals detected by the pharmacovigilance program, issue evaluation, liaison with regulatory authorities, or new requirements defined by the regulatory authorities.

11. Teva's response time to reports on Adverse Events:

   Adverse Event (AE): within 5 days from awareness of the event to Teva or any of its subsidiaries or other license partners involved in marketing of the Product.

   Serious Adverse Events (SAE): within 24 hours from awareness of the event for SAE resulting in death or life threatening events, and within 48 hours for all other SAE.


12. Contacts


It is the responsibility of each company to notify the other company in writing of any changes to the contact information as soon as possible.

For CEL-SCI, all correspondence about this agreement should be sent to:

      Name: John Cipriano
      Address: CEL-SCI Corporation,
      8229 Boone Boulevard, Suite 802
      Vienna, VA, 22182  USA
      Tel:     (703) 506-9460
      Fax:    (703) 506-9471
      Email: *



For CEL-SCI, all Adverse Event reports should be sent to:

      Name: John Cipriano
      Address: CEL-SCI Corporation
      8229 Boone Boulevard, Suite 802
      Vienna, VA, 22182  USA
      Tel:     (703)-606-9460
      Fax:    (703) 506-9471
      Email: *



For Teva, all correspondence about this agreement should be sent to:

      Name: Shelly Lavy
      Address:   Teva Israel, P.O.Box 8077 Netanya 42504, Israel
      Tel: *
      Fax: *
      Email: *



For Teva, all Adverse Event reports should be sent to:

      Name: Shelly Lavy
      Address:   Teva Israel, P.O.Box 8077 Netanya 42504, Israel
      Tel: *
      Fax: *
      Email: *

13.  Recalls

Teva and the Supplier shall comply with local regulations in the Territory regarding any case necessitating a recall of the Product from the market. In the event that a recall of the Product in the Territory is being contemplated for any reason, each party shall promptly consult with the other with the view to deciding the appropriate action to take with respect thereto.

In any event, the final decision on a recall will comply with any resolution issued by the regulatory authorities for each affected Country in the Territory concerning the specific case in which a recall of the Product is being contemplated.

In the event a recall is due to the negligence or improper action of Teva, Teva shall bear the costs related to the recall. In any other event, Supplier shall bear the cost related to the recall.

14.  Term

The term of this Agreement will commence upon signature hereof by both parties and will continue until expiration or termination of the Exclusive Distribution Agreement between Supplier and Teva, dated ____________, 2008 (including the expiration of any wind-down period related to the sale of Products, as described therein).



-------------------------------------------------------------------------------

    CEL-SCI CORPORATION                    TEVA PHARMACEUTICAL INDUSTRIES LTD

Signature: /s/ Geert R. Kersten             Signature: /s/ Judith Vardi
          -----------------------------              ---------------------
Name:     Geert R. Kersten                  Name:    Judith Vardi
          -----------------------------            ---------------------
Title:    Chief Executive Officer           Title:   V.P.IMAT
          -----------------------------            ---------------------
Date:     August 18, 2008                   Date:    August 18, 2008
          -----------------------------            ---------------------

                                            Signature: /s/ Efrat Klachevsky
                                                     ---------------------
                                            Name:     Efrat Klachevsky
                                                  -----------------------------
                                            Title: Direct, Business Developement

                                            Date:  07/08/08
                                                  ------------------------

-------------------------------------------------------------------------------